UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2005



                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                    25658                      84-1357927
 (State or other jurisdiction    (Commission                  (IRS Employer
      of incorporation)          File Number)               Identification No.)


            11 Jalan 51A/223 46100 Petaling Jaya, Selangor, Malaysia
               (Address of principal executive offices) (ZIP Code)


     Registrant's telephone number, including area code: 011 (603) 7956 7026
--------------------------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Condition

Item 2.02.  Results of Operations and Financial Condition


     On April 18, 2005, Secured Digital Applications, Inc. issued a press release announcing its projected revenues for the first quarter of 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business and other matters contained in the press release are "forward-looking" rather than "historic".


Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits



      (c)   Exhibits.

            99.1  Press release dated April 18, 2005.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SECURED DIGITAL APPLICATIONS, INC.



                                             By:    /s/ Patrick Soon-Hock Lim
                                                    -------------------------
                                             Name:  Patrick Soon-Hock Lim
                                             Title: Chairman & Chief Executive
                                                    Officer


Date:  April 18, 2005




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


                                INDEX TO EXHIBITS


Exhibit No.     Description
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Exhibit 99.1    Press release dated April 18, 2005


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